UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 10, 2024

RAPID MICRO BIOSYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40592	20-8121647
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Pawtucket Boulevard West, Suite 280, Lowell, MA		01854
(Address of principal executive offices)		(Zip Code)
978-349-3200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RPID	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On January 10, 2024, Rapid Micro Biosystems, Inc. (the “Company”) issued a press release announcing its preliminary unaudited revenue results and certain business highlights for the fourth quarter and full year ended December 31, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01    Other Events.

On January 10, 2024, the Company provided the following corporate updates:

•Growth Direct Rapid Sterility Application. The Company expects the commercial launch of the Growth Direct Rapid Sterility application by mid-year 2024. The Growth Direct Rapid Sterility application delivers time to organism detection in as little as 12 hours and final time-to-result in as little as one to three days. This capability represents a significant improvement over widely used traditional test methods, which generally require a 14-day endpoint incubation, and provides compelling differentiation when compared to current rapid sterility products.

•Fourth Quarter and Full Year 2023 Highlights. During the fourth quarter of 2023, the Company placed six new Growth Direct systems and completed nine validations. During the full year 2023, the Company placed 16 new Growth Direct systems and completed 18 validations. Growth Direct systems are now placed with 100% of commercially approved CAR-T therapy manufacturers.

•Fourth Quarter and Full Year 2023 Preliminary Unaudited Revenue. The Company currently expects total revenue of between $6.2 million and $6.4 million in the fourth quarter of 2023, representing growth of approximately 45% compared to the prior-year period. Full year 2023 total revenue is expected to be between $22.4 million and $22.6 million, representing growth of over 30% compared to the prior year.

•Cash Runway. Based on expected fourth quarter and full year 2023 preliminary unaudited revenue, the Company had approximately $95 million in cash, cash equivalents and investments as of December 31, 2023, which it expects to provide cash runway at least into the second half of 2026.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release of Rapid Micro Biosystems, Inc. dated January 10, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL).
________________________________________________

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding guidance on financial results for the fourth fiscal quarter and full year 2023; expectations regarding the Company’s future revenue and growth; the Company’s anticipated use of capital and ability to fund operations at least into the second half of 2026; expected placements of Growth Direct systems, anticipated timing of such placements and the impact on the Company's revenue; expectations regarding the Company's commercial execution for both products and services and improvements to the sales and marketing processes; expectations regarding the impact of macroeconomic uncertainty on the Company; customer interest in and adoption of the Company's Growth Direct system; the expected commercial launch of the Growth Direct Rapid Sterility application by mid-year 2024; customer interest in and adoption of the company's Growth Direct Rapid Sterility application; and the anticipated benefits of Growth Direct Rapid Sterility application for the Company's customers.

In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the Company’s significant losses since inception; the Company’s ability to meet its publicly announced guidance and other expectations about its business and operations; the Company’s limited experience in marketing and sales and the effectiveness of its sales processes; the Company’s need to develop new products and adapt to technological changes; the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; the Company’s ability to maintain its manufacturing facility; risks related to third-parties; the Company’s ability to retain key management and other employees; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; the impact of macroeconomic volatility and public health crises on the Company’s business and operations, including further delays in placements and validation of new systems; and the other important factors outlined under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 10, 2023, as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at www.sec.gov and the Investor Relations page of its website at investors.rapidmicrobio.com. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this Current Report on Form 8-K to reflect changes since the date of this Current Report on Form 8-K, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPID MICRO BIOSYSTEMS, INC.

Date: January 10, 2024	By:	/s/ Sean Wirtjes
Sean Wirtjes
Chief Financial Officer